As filed with the Securities and Exchange Commission on January 31, 2001

Securities Act File No. 2-74584

Investment Company Act File No. 811-3310

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 22

and/ or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 24
(Check appropriate box or boxes)

MERRILL LYNCH

RETIREMENT RESERVES MONEY FUND
OF MERRILL LYNCH RETIREMENT SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (609) 282-2800

TERRY K. GLENN

Merrill Lynch Retirement Series Trust
800 Scudders Mill Road
Plainsboro, New Jersey
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

     Copies to:

Counsel for the Fund: BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557 Attention: Frank P. Bruno, Esq.	Michael J. Hennewinkel, Esq. MERRILL LYNCH INVESTMENT MANAGERS, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

     It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
on (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

                              Merrill Lynch Retirement Reserves Money Fund
                               of Merrill Lynch Retirement Series Trust
January 31, 2001

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table  of  Contents

PAGE

KEY FACTS

Merrill Lynch Retirement Reserves Money Fund at a Glance	3

Risk/Return Bar Chart	4

Fees and Expenses	5

DETAILS ABOUT THE FUND

How the Fund Invests	7

Investment Risks	9

YOUR ACCOUNT

How to Buy, Sell and Transfer Shares	11

How Shares Are Priced	15

Dividends and Taxes	15

MANAGEMENT OF THE FUND

Merrill Lynch Investment Managers	17

Financial Highlights	18

FOR MORE INFORMATION

Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover
MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Short Term Securities — securities with maturities of not more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities.

Direct U.S. Government Obligations — obligations that are issued or have their principal and interest guaranteed and backed by the full faith and credit of the United States.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
AT A GLANCE

What is the Fund’s investment objective?

The investment objective of the Fund is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short term money market securities.

What are the Fund’s main investment strategies?

The Fund tries to achieve its objective by investing in a diversified portfolio of short term securities. These securities consist primarily of direct U.S. Government obligations, U.S. Government agency securities, obligations of domestic and foreign banks, U.S. dollar denominated commercial paper and other short term debt securities issued by U.S. and foreign entities and repurchase agreements. Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind. We cannot guarantee that the Fund will achieve its objective.

What are the main risks of investing in the Fund?

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the Fund may lose money if the other party to a repurchase agreement defaults on its obligation. Foreign investing involves special risks including higher costs and the possibility of adverse political, economic and other developments. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who should invest?

Shares of the Fund are only offered to (i) participants in traditional IRA, IRRA, Roth IRA, Education IRA, SEP and SRA plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) acts as an approved non-bank custodian (“Custodial Plans”), (ii) participants in Merrill Lynch Basic plans and Retirement Selector Accounts, (iii) participants in certain retirement plans for which Merrill Lynch acts as custodian whose accounts are enrolled in certain advisory services, (iv) participants in certain other pension, profit-sharing, annuity and other qualified plans and (v) participants in “qualified state tuition programs” as defined under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, the “Plans” and individually, a “Plan”).

The Fund may be an appropriate investment for you if you:

•	Are investing with short term goals in mind

•	Are looking for preservation of capital

•	Are looking for current income and liquidity

•	Are looking for a professionally managed and diversified portfolio

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
3

Yield — the income generated by an investment in the Fund.

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class I shares for the past ten calendar years. The table shows the average annual total returns of the Fund for the periods shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Amounts in Percents]

1991	6.09
1992	3.48
1993	2.85
1994	3.85
1995	5.65
1996	5.18
1997	5.31
1998	5.26
1999	4.94
2000	6.08
During the ten year period shown in the bar chart, the highest return for a quarter was 1.65% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.66% (quarter ended March 31, 1994).

Average Annual Total Returns (as of the calendar year ended	Past One	Past Five	Past Ten Years/
December 31, 2000)	Year	Years	Since Inception

Merrill Lynch Retirement Reserves Money Fund Class I	6.08%	5.35%	4.86%

Merrill Lynch Retirement Reserves Money Fund Class II	5.87%	N/A	5.27%†

†	Since Inception October 5, 1998.

YIELD INFORMATION

The yield on Fund shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call 1-800-221-7210.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
4

UNDERSTANDING
EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

FEES AND EXPENSES
________________________________________________________________________________

The Fund offers two classes of shares to the Plans. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy each class.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I	Class II

Management Fees(a)	0.36%	0.36%

Distribution (12b-1) Fees(b)	None	0.20%

Other Expenses (including transfer agency fees)(c)	0.15%	0.15%

Total Annual Fund Operating Expenses(d)	0.51%	0.71%

(a)	The Fund pays the Manager a fee at the annual rate of 0.50% of the average daily net assets of the Fund not exceeding $1 billion; 0.45% of average daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of average daily net assets exceeding $2 billion but not exceeding $3 billion; 0.375% of average daily net assets exceeding $3 billion but not exceeding $4 billion; 0.35% of average daily net assets exceeding $4 billion but not exceeding $7 billion; 0.325% of average daily net assets exceeding $7 billion but not exceeding $10 billion; 0.30% of average daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.29% of average daily net assets in excess of $15 billion. For the fiscal year ended October 31, 2000, the Manager received a fee equal to 0.36% of the Fund’s average daily net assets.

(b)	The Fund is authorized to pay Merrill Lynch distribution fees of 0.20% each year under a distribution plan with respect to Class II shares that the Fund has adopted under rule 12b-1. For the fiscal year ended October 31, 2000, $2,103,381 was paid to Merrill Lynch pursuant to the distribution plan.

(c)	The Fund pays the Transfer Agent $6.50 per shareholder account for the first one million accounts and $6.00 per shareholder account for each account thereafter and reimburses the Transfer Agent’s out of pocket expenses. The Fund also pays a $.20 monthly closed account charge, which is assessed on all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended October 31, 2000, the Fund paid the Transfer Agent fees totaling $18,255,042.

For the fiscal year ended October 31, 2000, the Manager provided accounting services to the Fund at its cost. The Fund reimbursed the Manager $1,390,153 for these services. The Fund has entered into an agreement with State Street Bank and Trust Company pursuant to which State Street provides accounting services to the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse the Manager for the cost of certain additional accounting services.

(d)	As of June 5, 2000, the Fund is no longer available for the automatic investment of free cash balances for certain accounts. As a result, the Fund’s cash inflows and, therefore, net assets are likely to decline substantially over time. As assets decline, economies of scale may also decline, resulting in increased expense ratios for remaining shareholders.
MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
5

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$52	$164	$285	$641

Class II	$73	$227	$395	$883

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
6

ABOUT THE PORTFOLIO MANAGER

John Ng is a Vice President and the Portfolio Manager of the Fund. Mr. Ng has been a Director of Merrill Lynch Investment Managers since 1997 and was Vice President from 1984 to 1997.

ABOUT THE MANAGER

The Fund is managed by Merrill Lynch Investment Managers.

Maturity — the time at which the full principal amount of a fixed-income security is scheduled to be repaid.

HOW THE FUND INVESTS

The Fund’s main objective is to seek current income, preservation of capital and liquidity. The Fund tries to achieve its objective by investing in a diversified portfolio of money market securities.

These instruments are generally fixed-income securities that mature or reset to a new interest rate within 13 months (25 months if the U.S. government or a government agency has issued or guaranteed the debt). Other than U.S. government and government agency securities, the Fund only invests in money market instruments of issuers with one of the two highest short term ratings from a nationally recognized credit rating organization or unrated instruments which, in the opinion of the Fund’s management, are of similar credit quality.

Fund management varies the kinds of money market securities in the portfolio and the average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind. For example, market conditions frequently result in similar securities trading at different prices. Fund management seeks to improve the Fund’s yield by buying and selling securities based on these yield differences.

Among the money market obligations the Fund may buy are:

United States Government Securities — Debt securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

United States Government Agency Securities — Debt securities issued by U.S. Government sponsored enterprises, Federal agencies and instrumentalities and certain international institutions that are not direct obligations of the United States but involve U.S. government sponsorship or guarantees by U.S. government agencies or enterprises. The U.S. government may not be obligated to provide financial support to the entities.

Bank Money Instruments — Obligations of commercial banks, savings banks, savings and loan associations, or other depository institutions, such as

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
7

Asset-Backed Security — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.
Index — a measure of value or rates.
certificates of deposit, bankers’ acceptances, bank notes and time deposits. The savings banks and savings and loan associations must be organized and operating in the United States. The obligations of commercial banks may be issued by U.S. depository institutions, foreign branches or subsidiaries of U.S. depository institutions (called Eurodollar obligations) or U.S. branches or subsidiaries of foreign depository institutions (called Yankeedollar obligations). The Fund may invest in Eurodollar obligations only if they are general obligations of the U.S. parent bank.

Foreign Bank Money Instruments — U.S. dollar denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposits, bankers’ acceptances, time deposits, bank notes and deposit notes. Payment on securities of foreign branches and subsidiaries may be a general obligation of the parent bank or may be an obligation only of the issuing branch or subsidiary. The Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.

Commercial Paper — Obligations, usually of nine months or less, issued by corporations, securities firms and other businesses for short term funding.

Short Term Obligations — Corporate or foreign government debt and asset-backed securities with a period of 397 days or less remaining to maturity.

Insurance Company Obligations — Short term funding agreements and guaranteed insurance contracts with fixed or floating interest rates.

Master Notes — Variable principal amount demand instruments issued by securities firms and other corporate issuers.

Other Eligible Investments — Other money market instruments permitted by SEC rules governing money market funds.

Floating Rate Obligations — Obligations of government agencies, corporations, depository institutions or other issuers which periodically reset their interest rate to reflect a current market rate, such as the federal funds rate or a bank’s prime rate, or the level of an interest rate index, such as LIBOR (a well-known short term interest rate index).

Repurchase Agreements — In a repurchase agreement the Fund buys a security from another party, which agrees to buy it back at an agreed upon

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
8

time and price. The Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and agency securities with longer maturities.

Reverse Repurchase Agreements — In a reverse repurchase agreement, the Fund sells a security to another party and agrees to buy it back at a specific time and price. The Fund may invest in reverse repurchase agreements involving the money market securities described above.

Forward Commitments — The Fund may buy or sell money market securities on a forward commitment basis. In these transactions, the Fund buys the securities at an established price with payment and delivery taking place in the future. Payment and delivery may occur up to 180 days after purchase. The value of the security on the delivery date may be more or less than its purchase price.

INVESTMENT RISKS

This section contains a summary discussion of general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
9

Reverse Repurchase Agreement Risk — The Fund may lose any difference between the value of the security sold and the cash received by the Fund if the counterparty defaults.

Foreign Market Risk — The Fund may invest in U.S. dollar denominated money market instruments and other short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks. These risks include the higher costs of foreign investing, and the possibility of adverse political, economic or other developments.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
10

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell, and transfer shares through Merrill Lynch or other securities dealers. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
11

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, determine the share class for which you are eligible	Class I shares will be offered to participants in:
   •  Any Custodial Plan with an active custodial retirement account as of September 30, 1998
   •  Any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program
   •  Any pension, profit sharing, annuity or qualified plan other than a Custodial Plan
Class II shares will be offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase any Class I shares as described above.
Fractional shares of the Fund will not be sold, other than through dividend reinvestments.

	Next, determine the amount of your investment	There is no minimum initial investment for Fund shares.

Have cash balances from your Custodial Plan account automatically invested in shares	If you maintain a Custodial Plan account with Merrill Lynch and choose to have your cash balances automatically invested in the Fund, they will be invested as follows:
   •  Cash balances from a sale of securities that does not settle on the day the sale is made will be invested in shares of the Fund on the next business day following the day on which the sale proceeds are received by the Custodial Plan account.
   •  Cash balances from (i) a sale of securities that settles on the same day as the sale or (ii) repayments of principal on debt securities held in the Custodial Plan account will be invested in shares of the Fund on the next business day following the day on which the money is received by the account.
   •  Cash balances from (i) payment of dividends or interest on securities held in the account or (ii) a contribution to the account will be invested in shares of the Fund on the next business day following the day on which the money is received by the account.
Cash balances equal to less than $1.00 will not be invested and will earn no return.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
12

If You Want to	Your Choices	Information Important for You to Know

Buy Shares (continued)	Or have your Merrill Lynch Financial Consultant or securities dealer submit your purchase order*	Participants in certain Plans may request a Merrill Lynch Financial Consultant to place a purchase order for their account.
Share purchase orders are effective on the date Federal Funds become available to the Fund. Generally, purchase orders placed through Merrill Lynch will be effective on the day the order is placed.
The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Add to Your Investment	Purchase additional shares	There is no minimum investment for additional purchases for all accounts.

	Acquire additional shares through automatic dividend reinvestment	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

	Participate in the automatic investment plan	If you maintain an account directly with the Transfer Agent, you may be able to invest a specific amount on a periodic basis through your account. If your account is not held directly with the Transfer Agent, you should contact your Financial Consultant.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares.

* Except for accounts associated with the Merrill Lynch Blueprint SM program.
MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
13

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares	Have your Merrill Lynch Financial Consultant, trustee, sponsor or securities dealer submit your sales order	The price of your shares will be the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value on the next business day.
Participants in Plans should contact their Merrill Lynch Financial Consultant to effect such redemptions. Participants in Plans in association with Merrill Lynch BlueprintSM program should contact Merrill Lynch at the toll free number furnished to them to effect such redemptions. Redemption requests should not be sent to the Fund or to its Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch.
The Fund may reject an order to sell shares under certain circumstances.

Redemption by check	Shareholders who have check writing privileges as of June 5, 2000 may redeem shares by check in an amount not less than $500.
If you have check writing privileges as of June 5, 2000, you may request checks from the Transfer Agent. These checks can be made payable to any person, except that they may not be used to buy securities in transactions with Merrill Lynch. The person to whom the check is made payable may cash or deposit it like any check, drawn on any bank. You will continue to earn daily dividends until the day prior to the day the check clears. You will be subject to the rules and regulations governing such checking accounts including the right of the Transfer Agent not to honor checks exceeding the value of your account. The Fund or the Transfer Agent may modify or terminate the redemption by check privilege on 30 days’ notice. As of June 5, 2000, the Fund no longer accepts new applications for check writing privileges.

	Automatic Redemption	The Fund has instituted an automatic redemption procedure for participants in the Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. For these participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities which the participant has selected for investment in his account.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
14

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.
Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “penny-rounding” method is used in calculating net asset value, meaning that the calculation is rounded to the nearest whole cent. This is the offering price. Shares are also redeemed at their net asset value. The Fund calculates its net asset value each day the New York Stock Exchange is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Share purchase orders are effective on the date Federal Funds become available to the Fund. You will begin accruing dividends on the day following the date your purchase becomes effective.

DIVIDENDS AND TAXES

Dividends of ordinary income are declared and reinvested daily in the form of additional shares at net asset value. Shareholders will receive statements monthly or quarterly as to such reinvestments. Dividends of capital gains, if any, will be paid to shareholders at least annually. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. It is expected that ordinary income will comprise most of the Fund’s distributions.

Because of special tax rules applicable to investment in Plans, you will not be currently taxed on dividends paid by the Fund to your Plan account. In general, you will be taxed only when you receive a distribution from the account. If your shares are held in a qualified state tuition program, as defined in the Code, the account beneficiary or other distributee will be taxed on the portion of distributions representing earnings on amounts contributed to the account. However, if your shares are held in a Roth IRA, as defined in the Code, you generally will not be taxed on receipt of distributions from the account. Amounts distributed from an Education IRA, as defined in the Code, will generally not be taxed unless they exceed the beneficiary’s qualified higher education expenses, also as defined in the Code.

Substantial penalties (for traditional and Roth IRAs and other retirement accounts) and ordinary income tax (on the whole distribution, for retirement accounts other than Roth IRAs and on the portion representing accumulated earnings on contributions, for Roth IRAs) will be imposed if amounts are withdrawn from the retirement account prior to age 59 1/2, unless certain

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
15

exceptions apply. Generally, for Education IRAs and qualified state tuition program accounts, the earnings portion of distributions which are not used for qualified higher education expenses, as defined in the Code, will be subject to substantial penalties, as well as ordinary income tax.

Provided the proceeds stay in a Plan account, you will not be taxed on redemption or exchange of Fund shares. You should consult your tax advisor about the tax implications of investing in different types of retirement and education accounts and about the tax impact of making withdrawals from the account.

Different tax consequences apply for investments outside of Plan accounts or if a Plan account in which amounts are invested becomes ineligible for the special tax treatment discussed above.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
16

MERRILL LYNCH INVESTMENT MANAGERS

Merrill Lynch Investment Managers, the Fund’s Manager, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Trustees. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.50% of the Fund’s average daily net assets not exceeding $1 billion; 0.45% of the average daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the average daily net assets exceeding $2 billion but not exceeding $3 billion; 0.375% of the average daily net assets exceeding $3 billion but not exceeding $4 billion; 0.35% of the average daily net assets exceeding $4 billion but not exceeding $7 billion; 0.325% of the average daily net assets exceeding $7 billion but not exceeding $10 billion; 0.30% of the average daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.29% of the average daily net assets in excess of $15 billion. For the fiscal year ended October 31, 2000, the Manager received a fee equal to 0.36% of the Fund’s average daily net assets.

Merrill Lynch Investment Managers was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Investment Managers is part of Merrill Lynch Asset Management Group, which had approximately $557 billion in investment company and other portfolio assets under management as of December 2000. This amount includes assets managed for Merrill Lynch affiliates.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
17

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

	Class I

	For the Year Ended October 31,
Increase (Decrease) in
Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.0583	.0474	.0517	.0512	.0509

Realized and unrealized gain (loss) on investments — net	.0010	(.0012)	.0004	.0001	(.0002)

Total from investment operations	.0593	.0462	.0521	.0513	.0507

Less dividends and distributions:
Investment income — net	(.0583)	(.0474)	(.0517)	(.0512)	(.0509)
Realized gain on investments — net	—	—	(.0001)	(.0001)	(.0001)

Total dividends and distributions	(.0583)	(.0474)	(.0518)	(.0513)	(.0510)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return	5.93%	4.84%	5.31%	5.35%	5.19%

Ratios to Average Net Assets:

Expenses	.51%	.50%	.55%	.54%	.56%

Investment income and realized gain on investments — net	5.76%	4.75%	5.19%	5.13%	5.07%

Supplemental Data:

Net assets, end of period (in thousands)	$9,303,582	$13,865,025	$13,917,721	$10,690,345	$9,340,229

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Class II

	For the Year		For the Period
	Ended		October 5,
	October 31,		1998†
Increase (Decrease) in			to October 31,
Net Asset Value:	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00

Investment income — net	.0566	.0454	.0037

Realized and unrealized gain (loss) on investments — net	.0010	(.0019)	.0010

Total from investment operations	.0576	.0435	.0047

Less dividends and distributions:
Investment income — net	(.0566)	(.0454)	(.0037)
Realized gain on investments — net	—	—	— ††

Total dividends and distributions	(.0566)	(.0454)	(.0037)

Net asset value, end of period	$1.00	$1.00	$1.00

Total investment return	5.72%	4.63%	5.16%*

Ratios to Average Net Assets:

Expenses	.71%	.71%	.72%*

Investment income and realized gain on investments — net	5.52%	4.54%	4.69%*

Supplemental Data:

Net assets, end of period (in thousands)	$593,339	$1,364,735	$56,385

 * Annualized.

 † Commencement of operations.

†† Amount is less than $.0001 per share.

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
18

MERRILL LYNCH RETIREMENT RESERVES MONEY FUND

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-221-7210.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-221-7210.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-221-7210.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated on the inside back cover of this Prospectus, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-3310

Code #10093-01-01

© Merrill Lynch Investment Managers, L.P.

January 31, 2001

Merrill Lynch Retirement
Reserves Money Fund
of Merrill Lynch Retirement
Series Trust

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Retirement Reserves Money Fund

of Merrill Lynch Retirement Series Trust

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

      The investment objective of Merrill Lynch Retirement Reserves Money Fund (the “Fund”) is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short term money market securities. These securities primarily consist of U.S. Government and agency securities, bank certificates of deposit, bankers’ acceptances, commercial paper and repurchase agreements. For purposes of its investment policies, the Fund defines short term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. Fund management expects that substantially all the assets of the Fund will be invested in securities maturing in less than one year, but at times some portion may have longer maturities not exceeding 762 days. The dollar weighted-average maturity of the Fund’s portfolio will not exceed 90 days. For more information on the Fund’s investment objectives and policies, see “Investment Objectives and Policies.” There can be no assurance that the investment objective of the Fund will be realized.

      The Trust is authorized to offer Class I and Class II shares of the Fund to participants in certain retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) acts as custodian (the “Custodial Plans”). Shares of the Fund are also offered to certain independent pension, profit-sharing, annuity and other qualified plans, and qualified state tuition programs as defined under Section 529 of the Internal Revenue Code. (The Custodial Plans, the independent pension, profit-sharing, annuity and other qualified plans, and the qualified state tuition programs are referred to herein as the “Plans.”)

      The Fund is the only existing series of Merrill Lynch Retirement Series Trust (the “Trust”), a business trust organized under the laws of Massachusetts. The Trust is a diversified, open-end investment company which may be comprised of separate series (“Series”), each of which would be a separate portfolio offering a separate class or classes of shares to participants in the retirement plans described herein.

      This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 31, 2001 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-221-7210 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Merrill Lynch Investment Managers — Manager

FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is January 31, 2001.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short term money market securities. The investment objective is a fundamental policy of the Fund that may not be changed without the vote of a majority of the outstanding shares of the Fund. Reference is made to “How the Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

      Investment in the Fund offers several potential benefits. The Fund seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from the short term money market securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and reduced risk resulting from diversification of assets. There can be no assurance that the objectives of the Fund will be realized. Certain expenses are borne by investors, including management fees, administrative costs and operational costs and, in the case of Class II shares
Rule 12b-1 fees.

      In managing the Fund’s portfolio, Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Manager”) will employ a number of professional money management techniques, including varying the composition of the Fund’s investments and the average maturity of the portfolio based on its assessment of the relative values of the various money market instruments and future interest rate patterns. The Manager’s assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager will also seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Fund seeks to enhance yield by purchasing and selling securities based on these yield differences.

      The following is a description of the types of money market securities in which the Fund may invest:

      United States Government Securities: Debt securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

      United States Government Agency Securities: Debt securities issued by U.S. Government-sponsored enterprises, Federal agencies and instrumentalities and certain international institutions that are not direct obligations of the United States but involve U.S. Government sponsorship or guarantees by U.S. Government agencies or enterprises. The U.S. Government may not be obligated to provide financial support to these entities.

      Bank Money Instruments: Obligations of commercial banks, savings banks, savings and loan associations, or other depository institutions, such as certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances, bank notes and time deposits. The savings banks and savings and loan associations must be organized and operating in the United States. The obligations of commercial banks may be issued by U.S. depository institutions, foreign branches or subsidiaries of U.S. depository institutions (called Eurodollar obligations) or U.S. branches or subsidiaries of foreign depository institutions (called Yankeedollar obligations). The Fund may invest in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

      Commercial Paper and Other Short Term Obligations: Commercial paper (including variable amount master demand notes and funding agreements), which refers to short term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations also include mortgage-related or asset-backed debt or debt-like instruments, including pass-through certificates representing participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables.

      Foreign Bank Money Instruments: The Fund may invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for the Fund. The Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.

      Foreign Short Term Debt Instruments: The Fund may also invest in U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described below in connection with investments in Eurodollar and Yankeedollar obligations.

      The following is a description of other types of investments or investment practices in which the Fund may invest or engage:

      Repurchase Agreements: The Fund may invest in repurchase agreements involving the money market securities described above and repurchase agreements involving U.S. Government and agency securities with longer maturities. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under a week.

      Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements which involve the sale of money market securities held by the Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high-grade money market securities having a value equal to the repurchase price.

      Preservation of capital is a prime investment objective of the Fund, and, while the types of money market securities in which the Fund invests are not completely risk free, such securities generally are considered to have low principal risk. There is the risk of the failure of issuers to meet their principal and interest obligations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, the Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In addition, with respect to repurchase agreements, purchase and sale contracts, reverse repurchase agreements and securities loans, there is also the risk of the failure of parties involved to repurchase at the agreed upon price or to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

      From time to time the Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

      Bank money instruments in which the Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets (taken at market value) may be invested in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.

      Obligations of foreign issuers may involve additional investment risks from the risks of obligations of U.S. issuers. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of Eurodollar and Yankeedollar obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks may be subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers. Evidence of ownership of foreign obligations may be held outside of the United States, and the Fund may be subject to risks associated with the holding of such property overseas. Foreign obligations of the Fund held overseas will be held by foreign branches of the Fund’s custodian or by foreign branches of other U.S. banks or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

      MLIM will carefully consider the above factors in making investments in non-U.S. obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign investments to obligations of issuers organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

      The Fund may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables with remaining maturities of no more than 397 days (13 months). These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a nationally recognized statistical rating organization, as described below.

      The Fund’s investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Fund’s other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short term rating, or that have been issued by issuers that have received a short term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Trust (or by the Manager pursuant to delegated authority). Currently, there are five NRSROs: Duff & Phelps Inc., Fitch IBCA Inc., Thomson Bankwatch, Inc., Moody’s Investors Service, Inc. and Standard & Poor’s. The Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.

      A Commission regulation ordinarily limits investments by the Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) to not more than 5% of its total assets, or in the event that such securities do not have the highest rating, and are not of comparable quality to such securities, not more than 1% of its total assets. In addition, such regulation requires that not more than 5% of the Fund’s total assets be invested in securities that do not have the highest rating or are not of comparable quality to securities with the highest rating as determined by the Trustees of the Trust (or by the Manager pursuant to delegated authority).

      The Fund may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase of money market securities on a forward commitment basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields increase, the value of securities purchased on a forward commitment basis will generally decrease. A separate account of the Fund will be established with its custodian consisting of cash or liquid high grade money market securities having a market value at all times at least equal to the amount of the forward purchase commitment.

      For purposes of its investment policies, the Fund defines short term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. The dollar-weighted average maturity of the Fund’s portfolio will not exceed 90 days. During the Fund’s fiscal year ended October 31, 2000, the average maturity of its portfolio ranged from 38 days to 74 days.

      Investment Restrictions. The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

(1)	purchase any securities other than (i) money market and (ii) other securities described under “Investment Objectives and Policies;”

(2)	invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, Government agency securities, or domestic bank money instruments);

(3)	purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that in the case of bank money instruments, repurchase agreements and purchase and sale contracts with any one bank, up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% limitation but shall instead be subject to a limitation of 15% of the value of its total assets;

(4)	enter into repurchase agreements or purchase and sale contracts if, as a result, more than 10% of the Fund’s total assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days;

(5)	make investments for the purpose of exercising control or management;

(6)	underwrite securities issued by other persons;

(7)	purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(8)	purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(9)	purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities;

(10)	make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

(11)	make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements or purchase and sale contracts and lend securities owned or held by it pursuant to (12) below;

(12)	lend its portfolio securities other than as provided in the guidelines set forth below, or in excess of 33 1/3% of its total assets, taken at market value;

(13)	borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (The borrowing provisions shall not apply to reverse repurchase agreements.) Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income, but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income;

(14)	mortgage, pledge, hypothecate or in any manner transfer (except as provided in (12) above) as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings referred to in investment restriction (13) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s net assets, taken at market value;

(15)	invest in securities for which no readily available market exists if more than 10% of its total assets (taken at market value) would be invested in such securities;

(16)	invest in securities with legal or contractual restrictions on resale (except for repurchase agreements or purchase and sale contracts), or in securities of issuers (other than U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities; and

(17)	enter into reverse repurchase agreements if, as a result thereof, the Fund’s obligations with respect to reverse repurchase agreements and borrowings permitted in (13) above would exceed 33 1/3% of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

      Securities Lending. The Fund may lend securities with a value not exceeding 33  1/3% of its total assets. In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. This limitation is a fundamental policy and it may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act. Such cash collateral will be invested in short term securities, the income from which will increase the Fund’s yield. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which also increases the Fund’s yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder’s, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

MANAGEMENT OF THE FUND

Trustees and Officers

      The Board of Trustees of the Fund consists of six individuals, five of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

      Information about the Trustees, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (60) — President and Trustee (1)(2) — Executive Vice President of the Manager and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

      JOE GRILLS (65) — Trustee (2)(3) — P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee on Investment of Employee Benefit Assets of the Financial Executives Institute (now associated with the Association of Financial Professionals) (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1993; Assistant Treasurer of International Business Machines Incorporated (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

      WALTER MINTZ (71) — Trustee (2)(3) — 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

      ROBERT S. SALOMON, JR. (64) — Trustee(2)(3) — 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, Commonfund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; regular columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

      MELVIN R. SEIDEN (70) — Trustee (2)(3) — 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

      STEPHEN B. SWENSRUD (67) — Trustee (2)(3) — 88 Broad Street, 2nd floor, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975; Chairman of R.P.P. Corporation (Manufacturing) since 1978; Director of International Mobile Communications, Inc. (Telecommunications) since 1998.

      KEVIN J. MCKENNA (43) — Senior Vice President (1)(2) — First Vice President of the Manager since 1997; Vice President of the Manager from 1985 to 1997.

      JOHN NG (47) — Vice President and Portfolio Manager (1)(2) — Director of the Manager since 1997; Vice President of the Manager from 1984 to 1997.

      DONALD C. BURKE (40) — Vice President and Treasurer (1)(2) — First Vice President of the Manager and FAM since 2000; Treasurer of the Manager and FAM since 1999; Senior Vice President of the Manager and FAM from 1999 to 2000; First Vice President of the Manager from 1997 to 1999; Vice President of the Manager from 1990 to 1997; Director of Taxation of the Manager since 1990; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999.

      PHILLIP S. GILLESPIE (36) — Secretary (1)(2) — Vice President of the Manager since 1999; Attorney associated with the Manager and FAM from 1998 to 1999; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment

Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

(1)	Interested Person, as defined in the Investment Company Act, of the Fund.
(2)	Such Trustee or officer is a director, trustee or officer of one or more investment companies for which the Manager, or its affiliate FAM, acts as investment adviser or manager.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.

     As of January 1, 2001, the Trustees, officers of the Trust and officers of the Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Glenn, a Trustee and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Trustees

      For the fiscal year ended October 31, 2000, the Fund paid each non-interested Trustee a fee of $6,000 per year plus $1,000 per meeting attended. The Fund also compensated members of its Audit Committee (the “Committee”), which consisted of all the non-interested Trustees, a fee of $6,000 per year plus a fee of $1,000 per meeting of the Audit Committee, which is held on a day on which the Board of Trustees does not meet. The Fund reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

      The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended October 31, 2000 and also the aggregate compensation paid to them from all registered investment companies advised by Manager and its affiliate, FAM (“MLIM/ FAM-advised funds”), for the calendar year ended December 31, 2000.

					Aggregate
			Pension or	Estimated	Compensation from
			Retirement Benefits	Annual	Fund and Other
	Position with	Compensation	Accrued as Part of	Benefits upon	MLIM/FAM-
Name	Fund	From Fund	Fund Expense	Retirement	Advised Funds(1)

Joe Grills	Trustee	$20,000	None	None	$224,500

Walter Mintz	Trustee	$20,000	None	None	$184,000

Robert S. Salomon, Jr.	Trustee	$20,000	None	None	$184,000

Melvin R. Seiden	Trustee	$20,000	None	None	$184,000

Stephen B. Swensrud	Trustee	$20,000	None	None	$280,233

(1)	The Trustees serve on the boards of MLIM/FAM-advised funds as follows: Joe Grills (32 registered investment companies consisting of 52 portfolios), Walter Mintz (17 registered investment companies consisting of 38 portfolios), Robert S. Salomon, Jr. (17 registered investment companies consisting of 38 portfolios), Melvin R. Seiden (17 registered investment companies consisting of 38 portfolios), Stephen B. Swensrud (43 registered investment companies consisting of 90 portfolios).

     Trustees of the Fund, members of the Boards of other MLIM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their trustees/directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase shares of the Fund at net asset value.

Management and Advisory Arrangements

      Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

      Securities held by the Fund also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as “clients”) for which the Manager or FAM acts as an adviser or by investment advisory clients of the Manager. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      Management Fee. The Fund has entered into a management agreement with the Manager (the “Management Agreement”), pursuant to which the Manager receives for its services to the Fund monthly compensation at the following annual rates:

Portion of average daily value of net assets:	Management Fee

Not exceeding $1 billion	0.500%

$1 billion to $2 billion	0.450%

$2 billion to $3 billion	0.400%

$3 billion to $4 billion	0.375%

$4 billion to $7 billion	0.350%

$7 billion to $10 billion	0.325%

$10 billion to $15 billion	0.300%

Exceeding $15 billion	0.290%

      The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.

Fiscal Year Ended October 31,	Management Fee

2000	$49,144,132

1999	$51,735,739

1998	$43,135,917

      Payment of Fund Expenses. The Management Agreement obligates the Manager to provide management services, to furnish office space and facilities for management of the affairs of the Trust and the Fund and to pay all compensation of and furnish office space for officers and employees of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation, and, if other Series should be added, a portion of the Trust’s general administrative expenses will be allocated on the basis of asset size of the respective Series. Expenses that will be borne directly by the Series include: redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), fees for legal and auditing services, expenses of printing proxies, shareholder reports, prospectuses and statements of additional information (except to the extent paid by FAM Distributors, Inc. (the “Distributor”) as described below), charges of the custodian and transfer agent, Commission fees, insurance, interest, brokerage costs, certain taxes, and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, expenses related to shareholder meetings, and other expenses properly payable by the Trust. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreements (defined below), the Distributor will pay certain of the expenses of each Series incurred in connection with the offering of shares of each Series; after the prospectuses, statements of additional information and periodic reports have been prepared and set in type, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to investors. The Distributor will also pay for other supplementary sales literature. See “Purchase of Shares — Class II Distribution Plan.” Accounting services are provided for the Fund by

State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse the Manager for the cost of certain additional accounting services. For the year ended October 31, 2000, the Fund reimbursed the Manager $1,390,153 for these services.

      Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

      Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Trust’s Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $6.50 per shareholder account for the first one million accounts and $6.00 per shareholder account for each account thereafter and is entitled to reimbursement for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

Code of Ethics

      The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, its Manager and its Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

PURCHASE OF SHARES

      Reference is made to “How to Buy, Sell and Transfer Shares” in the Prospectus.

      The Trust currently offers two classes of shares of the Fund. There are no minimum initial or subsequent purchase requirements. Fractional shares of the Fund will not be sold, other than through dividend reinvestments. The offering of Class II shares commenced on October 2, 1998. At that time all outstanding shares of the Fund were redesignated “Class I shares” and the new class was designated “Class II shares.”

      Shares of the Fund are offered without a sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund. If Federal Funds are available to the Fund prior to the determination of net asset value (generally 4:00 p.m. Eastern time), on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Any order may be rejected by the Fund or the Distributor.

      Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class II shares bear the expenses of the ongoing Class II distribution fees. Class II shares have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which distribution fees are paid.

      Class I Shares. Class I shares will continue to be sold without any front-end or deferred sales charges and will bear no ongoing distribution fees. Class I shares are offered to:

•	Any Custodial Plan with an active custodial retirement account as of September 30, 1998

•	Any Custodial Plan purchasing shares in the Fund through a Merrill Lynch fee-based program; and

•	Any pension, profit-sharing, annuity or qualified plan other than a Custodial Plan.

      Class II Shares. Class II shares, like Class I shares, are sold without any front-end or deferred sales charges; however, Class II shares are subject to an ongoing distribution fee.

      Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify as an offeree of Class I shares as described above.

      In addition to investing in the Fund, participants in such plans may invest in other mutual funds associated with the Merrill Lynch organization or various other types of securities. If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Internal Revenue Code of 1986, as amended (the “Code”); however, assets already in a Plan account may be invested without regard to such limitations on contributions. See “Dividends and Taxes.” Cash balances of less than $1.00 will not be invested.

      Purchases of Fund shares by pension, profit-sharing and annuity plans are made by payments by the trustee or sponsor of such plan directly to Merrill Lynch.

      The Fund has entered into a separate distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

      Class II Distribution Plan. Distribution fees will be paid by the Fund to Merrill Lynch with respect to the Class II shares (the “Class II Distribution Plan”) under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. The Class II Distribution Plan provides that such distribution fee will be accrued daily and paid monthly at the annual rate of 0.20% of the Fund’s average daily net assets attributable to the Class II shares. This distribution fee will be used to help defray the expenses associated with marketing activities and services related to the Class II shares, such as advertising expenditures related to the Class II shares, the costs of systems enhancements, expenditures for sales and marketing support and the costs of preparing and distributing promotional materials relating to the Class II shares. Distribution fees paid during the fiscal year ended October 31, 2000, pursuant to the Class II Distribution Plan aggregated $2,103,381 based on net assets of $1.0 billion.

      Payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to the Class II shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Class II Distribution Plan may be more or less than distribution-related expenses. Information with respect to the Class II distribution-related revenues and expenses will be presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class II Distribution Plan. This information will be presented annually as of December 31 of each year on a “fully allocated accrual” basis and quarterly on a “direct revenue/ cash” basis. On the fully allocated accrual basis, revenues consist of the distribution fees and expenses consist of branch office and regional operation center selling and transaction processing expenses, all expenses associated with advertising, sales promotion and marketing of Class II shares, corporate overhead and interest expense. On the direct revenue/cash basis, revenues consist of distribution fees paid to Merrill Lynch.

      The Class II Distribution Plan provides that Merrill Lynch shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution fees paid to Merrill Lynch. In their consideration of the Class II Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Class II Distribution Plan to the Fund and to the Class II shareholders. The Class II Distribution Plan further provides that, so long as the Plan remains in effect, the selection and nomination of Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”), shall be committed to the discretion of the Independent Trustees then in office. In approving the Class II Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Plan will benefit the Fund and its Class II shareholders. The Class II Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding Class II voting securities of the Fund. The Class II Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the Class II shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of the Class II Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

      The Trust will have no obligation with respect to distribution-related expenses incurred by the Distributor and Merrill Lynch in connection with Class II shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Class II Distribution Plan from year to year. However, Merrill Lynch intends to seek annual continuation of the Class II Distribution Plan. In their review of the Class II Distribution Plan, the Trustees will be asked to take into consideration expenses incurred in connection with the distribution of each class of shares separately. The distribution fee received with respect to Class II shares will not be used to subsidize the sale of Class I shares.

      Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”) imposes a limitation on certain asset-based sales charges such as the distribution fee borne by the Class II shares. As applicable to the Class II shares, the maximum sales charge rule limits the aggregate of distribution fee payments payable by the Fund to (1) 7.25% of eligible gross sales of Class II shares (defined to exclude shares issued pursuant to dividend reinvestments), plus (2) interest on the unpaid balance for Class II, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

      Plans. Shares of the Fund are offered to certain plans for which Merrill Lynch acts as custodian (“Custodial Plans”), certain independent pension, profit-sharing, annuity and other qualified plans, and qualified state tuition programs established under Section 529 of the Internal Revenue Code (collectively, the “Plans”). There are eight types of Custodial Plans: the traditional individual retirement account (“IRA”), the Roth individual retirement account (“Roth IRA”), the individual retirement rollover account (“IRRA®”), a simplified employee pension plan (“SEP”), a simple retirement account (“SRA”), a BasicSM (Keogh Plus) profit sharing plan, a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), a 403(b)(7) Retirement Selector Account (“RSA”), and an education individual retirement account (“Education IRA”). Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

      Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Trust, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

      Plan Investments. Investment in shares of the Fund by participants in the Plans are made as follows:

      Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested in shares of the Fund or, in some cases, another money market mutual fund advised by the Manager on a daily basis. Second, participants (except for RSA) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999 certain Custodial Plan accounts no longer have the first option for cash balances.

      Cash balances of participants who have elected to have such funds automatically invested in the Fund will be invested as follows: Cash balances arising from the sale of securities held in the Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Trust and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Trust and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account. Cash balances of less than $1.00 will not be invested and no return will be earned.

      A participant in the Plans (except 529 programs and retirement plans in association with Blueprint) may enter a purchase order for shares of the Fund. Orders to invest cash balances held in a Plan account will become effective on the business day following the date on which the order is received.

      All purchases and redemptions of Fund shares and dividend reinvestments are confirmed to participants in Plans (rounded to the nearest share) in the statement that is sent monthly or quarterly to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions are purchases resulting from automatic investments in shares of the Fund and redemptions which are effected automatically to purchase other securities which the participant has selected for investment in his account.

      Participants in Plans in association with Blueprint receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares. In addition, these participants receive an individual confirmation with respect to each redemption of Fund shares and each purchase of such shares other than purchases that are made automatically through payroll deductions. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

      In the interest of economy and convenience and because of the operating procedures of the Fund, certificates representing the Fund’s shares will not be physically issued. Shares are maintained by the Fund on the register maintained by the Transfer Agent, and the holders thereof will have the same rights of ownership with respect to such shares as if certificates had been issued.

      Investors should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. Investors should read such materials carefully before establishing a Plan account and should consult with their attorney or tax adviser to determine if any of the Plans are suited to their needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by investors’ attorneys to determine their applicability. Investors are further advised that the tax treatment of the Plans under applicable state law may vary.

REDEMPTION OF SHARES

      Reference is made to “How to Buy, Sell, and Transfer Shares” in the Prospectus.

      Distributions from certain Plans to a participant prior to the time the participant reaches age 59 1/2 may subject the participant to penalty taxes and income taxes on all or a portion of the distribution. There are, however, no adverse tax consequences resulting from redemptions of shares of the Fund where the redemption proceeds remain in the Plan account and are otherwise invested. Shareholders other than participants in the Plans should consult their tax advisers concerning tax consequences resulting from redemption of shares of the Fund.

      The Fund is required to redeem for cash all of its full and fractional shares. The redemption price is the net asset value per share next determined after receipt by Merrill Lynch of proper notice of redemption as described below. If such notice is received by Merrill Lynch prior to the determination of net asset value on that day, the redemption will be effective on such day and payment generally will be made on the next business day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice. Shareholders liquidating their holdings in the Fund will receive upon redemption all dividends declared and reinvested until the time of redemption.

      Regular Redemption. Any shareholder may redeem shares of the Fund by submitting a written notice of redemption to Merrill Lynch. Participants in plans in association with Blueprint should contact Merrill Lynch at the toll-free number furnished to them to effect such redemptions. Redemption requests should not be sent to the Fund or to its Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

      Redemption by Check. Shareholders who had check writing privileges as of June 5, 2000 may redeem shares by check in an amount not less than $500. At the shareholder’s request, the Transfer Agent will provide the shareholder with checks drawn on the custody account. These checks can be made payable to the order of any person in any amount not less than $500; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks will be returned to the shareholder by the Transfer Agent upon request.

      Shareholders with check writing privileges will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of the shareholder’s account at the time the check is presented for payment. The Fund or the Transfer Agent may modify or terminate the redemption by check privilege at any time on 30 days’ notice to participating shareholders. As of June 5, 2000, the Fund no longer accepts new applications for check writing privileges.

      Automatic Redemption. The Trust has instituted an automatic redemption procedure for participants in the Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities which the participant has selected for investment in his or her Plan account.

      The right to receive payment with respect to any redemption of Fund shares may be suspended by the Trust for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed, other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets fairly; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

DETERMINATION OF NET ASSET VALUE

      The net asset value of the Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each business day during which the NYSE or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 p.m., Eastern time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., Eastern time, based on price available at such time. As a result of this procedure, the net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined under the “penny-rounding” method by adding the value of all securities and other assets in the portfolio, deducting the portfolio’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent.

      The Fund values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by the Fund are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

      In accordance with the Commission rule applicable to the valuation of its portfolio securities, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government Securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (twenty-five months). The Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund’s net asset value as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on a “penny-rounded” basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund’s capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant “penny-rounded” net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in the Fund.

      Since the net income of the Fund (including realized gains and losses on the portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of the Fund is determined, the net asset value per share of the Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account.

Computation of Offering Price Per Share

	Class I	Class II

Net Assets	$9,303,582,585	$593,338,776

Number of Shares Outstanding	9,303,522,248	593,274,779

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00	$1.00

Offering Price	$1.00	$1.00

YIELD INFORMATION

      The Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net change in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

      The yield on the Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments. The yield on the Fund’s Class I and Class II shares for the period indicated, calculated in accordance with Commission regulations, is shown below.

Seven-Day Period Ended
October 31, 2000

Class I	Class II

6.14%	5.93%

      On occasion, the Fund may compare its yield to (1) the Donoghue’s Domestic Prime Funds Average, an average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National Index™ for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (4) the yield on an investment in 91-day Treasury bills on a rolling basis, assuming quarterly compounding. As with yield quotations, yield comparisons should not be considered indicative of the Fund’s yield or relative performance for any future period.

      The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

      The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees and officers of the Trust, the Manager is primarily responsible for the Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

      The money market securities in which the Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures are usually traded OTC but may be traded on an exchange. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch Government Securities, Inc. (“GSI”) and Merrill Lynch, may not serve as the Fund’s dealer in connection with such transactions except pursuant to the exemptive order described below. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis.

      The Commission has issued an exemptive order permitting the Fund to conduct principal transactions with GSI in U.S. Government securities and U.S. Government agency securities. This order contains a number of conditions, including conditions designed to ensure that the price to the Fund from GSI is equal to or better than that available from other sources. GSI has informed the Fund that it will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI or its subsidiary, Merrill Lynch Money Markets, Inc., to receive a dealer spread on any transaction with the Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

      The number and dollar volume of transactions engaged in by the Fund pursuant to the exemptive order are set forth in the following table:

Fiscal Year Ended October 31,	Number	Dollar Volume

2000	70	$3,690,870,916

1999	109	$4,941,182,979

1998	41	$2,067,870,566

      The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI and Merrill Lynch. For example, dealer spreads received by GSI or its subsidiary on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by the Fund to the Manager. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

      The Fund does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

DIVIDENDS AND TAXES

Dividends

      Dividends are declared and reinvested daily in the form of additional shares at net asset value. Shareholders will receive statements monthly or quarterly as to such reinvestments. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share.

      Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less amortization of premiums and the estimated expenses of the Fund applicable to that dividend period.

Federal Tax

      RICs. The following is a general summary of the treatment of regulated investment companies (“RICs”) and their shareholders under the Code. The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Code. If it so qualifies, the Fund will not be subject to Federal income tax with respect to the net ordinary income and net realized capital gains which it distributes to Class I and II shareholders. The Fund intends to distribute substantially all of such income.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

      Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are ordinarily taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are ordinarily taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will ordinarily constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gain are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, as well as any amounts of capital gain dividends in the different categories of capital gain referred to above. Dividends are ordinarily taxable to shareholders even though they are reinvested in additional shares of the Fund.

      Interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

      Retirement Accounts. Investment in the Fund is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and Retirement Selector Accounts and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders as set forth above is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

      Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether or not such earnings are classified as ordinary income or capital gain dividends). In addition to ordinary income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA-IRA distributions, 25%) excise tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 1/2, unless one of the exceptions discussed below applies.

      Depending on the type of retirement plan, the exceptions to the 10% (or 25%) penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

      For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includible in income if such distribution is made more than five years after the first tax year of contribution and the account holder is either age 59 1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

      Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), the retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of such taxable year that such transaction causing disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on such first day of the taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account. All shareholders would be taxed on the ordinary income and capital gain dividends paid by the Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the 10% (or 25%) excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

      In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

      Education Accounts. Investment in the Fund is also offered to participants in qualified state tuition program accounts and Education IRAs (“education accounts”). The general description of the tax treatment of RICs and their shareholders as previously set forth is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

      Distributions from a qualified state tuition program account will be taxable to the beneficiary or other distributee as ordinary income to the extent such distributions represent earnings on amounts contributed to the account. For Education IRA participants, distributions, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualifying higher education expenses, as defined in the Code. Education accountholders may be subject to a penalty (10% for Education IRAs and generally, 10% or higher for a qualified state tuition program) as well as ordinary income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified higher education expenses, as defined in the Code. Exceptions to the penalty include 1) distributions made on account of the death or disability of the beneficiary of the account and 2) distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship.

      If an education account becomes ineligible for the special tax treatment described above, the shareholder will be currently taxed on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the penalty applicable to withdrawals not used for qualified higher education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively. The tax rules applicable to retirement and education accounts are complex and may vary depending on the type of Plan in which you are invested. This discussion does not purport to address all issues applicable to an investment in a retirement or education account, nor does it cover the specific treatment of all of the different types of Plans in which one could invest. You should consult with your tax adviser about the tax implications of investing in different types of retirement and education accounts and the tax implications of making withdrawals from the account.

State Tax

      Ordinary income and capital gain dividends on RIC shares held in a disqualified retirement or education account or outside of a retirement or education account may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax. Generally, however, states exempt from state income taxation dividends on shares held within a qualified retirement or education account, and commence taxation on such amounts when actually distributed. These distributions are generally treated as ordinary income.

GENERAL INFORMATION

Description of Series and Shares

      The Trust was organized on July 15, 1986 under the laws of the Commonwealth of Massachusetts as a business trust. The Trust is the successor to a Massachusetts business trust of the same name organized on October 28, 1981. It is a no-load, diversified, open-end investment company. The Declaration of Trust provides that the Trust shall comprise separate Series each of which will consist of a separate portfolio that will issue separate shares. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the Fund is the only existing Series of the Trust, and shares of the Fund are divided into Class I and Class II shares. Class I and Class II shares represent an interest in the same assets of the Fund and are identical in all respects, except that Class II shares bear certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. See “Purchase of Shares.” The Board of Trustees of the Trust may classify and reclassify shares of any Series into additional classes at a future date.

      All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class II shares will have exclusive voting rights with respect to matters relating to the distribution expenses borne solely by such class. Each issued and outstanding share is entitled to one vote for each full share held and fractional votes on fractional shares in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, and to participate equally in dividends and distributions with respect to that Series and upon liquidation or dissolution of the Series in the net assets of such Series remaining after satisfaction of outstanding liabilities.

      The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable, have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Shareholders of the Trust are entitled to redeem their shares as set forth under “How to Buy, Sell and Transfer Shares” in the Prospectus and “Purchase of Shares” and “Redemption of Shares” herein. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

      The Declaration does not require that the Trust hold an annual meeting of shareholders. However, the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund or the Trust. The Trust also would be required to hold a special shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration provides that a shareholders’ meeting may be called for any reason at the request of 10% of the outstanding shares of the Trust or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

Independent Auditors

      Deloitte & Touche LLP, Princeton Forrestal Village, 116–300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

      The Bank of New York, 100 Church Street, New York, New York 10286 (the “Custodian”), acts as custodian of the Fund’s assets. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “How to Buy, Sell and Transfer Shares” in the Prospectus.

Legal Counsel

      Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

      The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund’s portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

      Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder’s related accounts the shareholder should notify in writing:

Financial Data Services, Inc. P.O. Box 45290 Jacksonville, Florida 32232-5290

      The written notification should include the shareholder’s name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Financial Data Services, Inc. at 1-800-221-7210.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information with respect to the shares of the Fund do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund’s shares as of January 1, 2001.

      The Declaration of Trust establishing the Trust, dated July 15, 1986, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “Merrill Lynch Retirement Series Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust but the “Trust Property” (as defined in the Declaration) only shall be liable.

FINANCIAL STATEMENTS

      The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

APPENDIX A

Description of Commercial Paper, Bank Money Instruments and Corporate Bond Ratings

Commercial Paper and Bank Money Instruments

      Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further refined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is satisfactory, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

      Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

      Fitch IBCA, Inc. (“Fitch”) employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

      Duff & Phelps Inc. (“Duff & Phelps”) employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Corporate Bonds

      Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

      Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      Bonds rated AAA by Duff & Phelps are deemed to be of the highest credit quality: the risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA indicates high credit quality: protection factors are strong, and risk is modest but may vary slightly from time to time because of economic conditions.

Code #10237-01-01

PART C.  OTHER INFORMATION

Item 23.  Exhibits.

Exhibit
Number

1(a)	—	Declaration of Trust of Registrant, dated July 15, 1986.(a)
(b)	—	Instrument establishing Merrill Lynch Retirement Reserves Money Fund (the “Fund”) as a series of the Registrant.(a)
(c)	—	Amendment to Declaration of Trust of Registrant and Establishment and Designation of Class I and Class II shares of the Fund(e).
2	—	By-Laws of the Registrant.(a)
3	—	None.
4	—	(a) Management Agreement between the Registrant and Merrill Investment Managers, L.P.(b)
	—	(b) Amended and Restated Management Agreement between the Registrant and Merrill Lynch Investment Managers L.P.(g)
5(a)	—	Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(a)
(b)	—	Class II Distribution Agreement between Registrant and Distributor(e).
6	—	None.
7	—	Custody Agreement between the Registrant and The Bank of New York.(a)
8	—	Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc. (now known as Financial Data Services, Inc.)(a)
9	—	Opinion of Brown, Wood, Ivey, Mitchell & Petty, counsel to the Registrant.(d)
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11	—	None.
12	—	Certificate of Merrill Lynch Investment Managers, L.P.(a)
13	—	Class II Distribution Plan pursuant to Rule 12b-1 between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated(e).
14	—	Plan pursuant to Rule 18f-3(c).
15	—	Code of Ethics(f).

(a)	Filed on February 26, 1996 as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (File No. 2-74584)(the “Registration Statement”).
(b)	Filed on February 21, 1997 as an exhibit to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement.
(c)	Filed on December 30, 1997 as an exhibit to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement.
(d)	Previously filed on January 26, 1992, as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) and refiled as an exhibit to Post-Effective Amendment 21 on February 1, 2000 pursuant to the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) requirements.
(e)	Filed on December 31, 1998 as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement.
(f)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 811-07155), filed on March 29, 2000.
(g)	Filed on February 1, 2000 as an exhibit to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement.

Item 24.  Persons Controlled by or under Common Control with Registrant.

      The Registrant is not controlled by or under common control with any other person.

Item 25.  Indemnification.

      Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 9 of the Distribution Agreement.

      Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matters as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustee to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

      Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

      In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

      Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Manager”), acts as the investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Natural Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short-Term U.S. Government Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utilities and Telecommunications Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., The S&P 500® Protected Equity Fund, Inc., The Asset Program, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLIM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

      Fund Asset Management, L.P. (“FAM”), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Value Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc.,

MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

      The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

      Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since June 1, 1998 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll and Giordano are officers of one or more of such companies.

	Position(s) with the	Other Substantial Business,
Name	Manager	Profession, Vocation or Employment

ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of FAM

Princeton Services	General Partner	General Partner of FAM

Jeffrey M. Peek	President	President of FAM; President and Director of Princeton Services; Executive Vice President of ML & Co.; Managing Director and Co-Head of the Investment Banking Division of Merrill Lynch in 1997

Terry K. Glenn	Executive Vice President	Executive Vice President of FAM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators

Gregory A. Bundy	Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of FAM; Chief Operating Officer and Managing Director of Princeton Services; Co-CEO of Merrill Lynch Australia from 1997 to 1999

	Position(s) with the	Other Substantial Business,
Name	Manager	Profession, Vocation or Employment

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of FAM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD; First Vice President of the Manager from 1997 to 1999

Michael G. Clark	Director	[Director] of FAM; Senior Vice President of Princeton Services; Director and Treasurer of FAMD; First Vice President of the Manager from 1997 to 1999

Robert C. Doll, Jr.	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Vincent R. Giordano	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services

Michael J. Hennewinkel	First Vice President Secretary and General Counsel (Americas Region)	First Vice President and Secretary of FAM; General Counsel of FAM (Americas Region); Senior Vice President of Princeton Services

Philip L. Kirstein	General Counsel	General Counsel of FAM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Gregory D. Upah	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services

Item 27.  Principal Underwriters.

      (a) FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Master Basic Value Trust, Master Focus Twenty Trust, Master Global Financial Services Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD acts as the principal underwriter for each of the following additional open-end registered investment companies; Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury Gold and Mining Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Internet Strategies Fund, Inc., Mercury Large Cap Series Fund, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Large Cap Series Fund, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

      (b)  Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

	Position(s) and Office(s)	Position(s) and Office(s)
Name	with FAMD	with Registrant

Terry K. Glenn	President and Director	Executive Vice President

Michael G. Clark	Treasurer and Director	None

Thomas J. Verage	Director	None

Robert W. Crook	Senior Vice President	None

Michael J. Brady	Vice President	None

William M. Breen	Vice President	None

Donald C. Burke	Vice President	Vice President and Treasurer

James T. Fatseas	Vice President	None

Debra W. Landsman-Yaros	Vice President	None

Michelle T. Lau	Vice President	None

William Wasel	Vice President	None

Robert Harris	Secretary	None

      (c)  Not applicable.

Item 28.  Location of Accounts and Records.

      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 Act, as amended (the “Investment Company Act”) and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29.  Management Services.

      Other than as set forth under the caption “Management of the Fund — Merrill Lynch Investment Managers” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.

      Not applicable.

SIGNATURES

      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 31st day of January, 2001.

MERRILL LYNCH RETIREMENT
RESERVES MONEY FUND OF
MERRILL LYNCH RETIREMENT SERIES TRUST
(Registrant)

By:	/s/ DONALD C. BURKE

(Donald C. Burke, President)

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President and Trustee (Principal Executive Officer)
DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)
JOE GRILLS* (Joe Grills)	Trustee
WALTER MINTZ* (Walter Mintz)	Trustee
ROBERT S. SALOMON, JR.* (Robert S. Salomon, Jr.)	Trustee
MELVIN R. SEIDEN* (Melvin R. Seiden)	Trustee
STEPHEN B. SWENSRUD* (Stephen B. Swensrud)	Trustee
*By: /s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		January 31, 2001

EXHIBIT INDEX

Exhibit
Number	Description

10	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.